UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 19 2008
Date of Report

Alternet Systems, Inc.
(Exact name of Registrant as Specified in its Charter)

#610-815 West Hastings Street, Vancouver, BC, V6C 1B4
(Address of Principal Executive Offices)

604-608-2540
(Registrant's Telephone Number)

Not Applicable
Alternet Systems, Inc.
#610 - 815 West Hastings Street, Vancouver, BC, V6C 1B4

Nevada	000-31909	88-0473897
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant

(a) On March 12, 2008, the members of the Board of Directors of Alternet Systems, Inc., a Nevada corporation (the “ Registrant ”), unanimously approved the dismissal of Dale Matheson Carr-Hilton Labonte LLP (“ DMCL ”), as the Registrant’s independent registered public accounting firm.

     No reports of DMCL on the Registrant’s financial statements for the past two fiscal years; specifically, that during the transition period ended September 30, 2007 and the fiscal years ended December 31, 2006 and 2005 and through March 11, 2008, contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the transition period ended September 30, 2007 and the fiscal years ended December 31, 2006 and 2005 and through March 11, 2008, there were no disagreements with DMCL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of DMCL, would have caused it to make reference thereto in any report.

     During the transition period ended September 30, 2007 and the fiscal years ended December 31, 2006 and 2005 and through March 11, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Registrant requested that DMCL furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On March 12, 2008, the Registrant engaged the firm of Pollard – Kelley Audit Services Inc. (PK) as the Registrant’s principal independent accountant to audit the Registrant’s financial statements. The members of the Registrant’s Audit Committee unanimously approved the engagement of PK.

     Prior to the engagement of PK, neither the Registrant nor any person on the Registrant’s behalf consulted PK regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable .

(b)	Not applicable .

(c)	Not applicable .

(d)	Exhibits .

EXHIBITS

Exhibit
Number	Description

16.1	Letter from Dale Matheson Carr-Hilton Labonte, LLP dated March 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

“Patrick Fitzsimmons”

Patrick Fitzsimmons
Director / Secretary